SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 20, 1998


                    CINCINNATI MILACRON INC.
     (Exact name of registrant as specified in its charter)




DELAWARE                 1-8475                     31-1062125
(State or other     (Commission File Number)       (IRS Employer
jurisdiction of                                    Identification
incorporation)                                     No.)



                       4701 Marburg Avenue
                     Cincinnati, Ohio 45209
            (address of principal executive offices)




Registrant's  telephone number, including area code:(513) 841-8100



                               N/A
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          The Press Release of registrant dated August 21, 1998, filed as Exhibit 99.1 and which discloses an agreement under which Cincinnati Milacron Inc. will sell its machine tools business to UNOVA, Inc. and certain of its subsidiaries is incorporated by reference.


ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
AND EXHIBITS.

          (c) Exhibits:



 Exhibit
   No.                  Description



   99.1             Press Release issued by Cincinnati
                    Milacron Inc. on August 21, 1998.


                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CINCINNATI MILACRON INC.



Date:  August 31, 1998        By:  /s/ Ronald D. Brown
                                   Ronald D. Brown
                                   Vice President-Finance and
                                   Administration and
                                   Chief Financial Officer